                                                               EXHIBIT 23.01



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 1995, included (or incorporated by reference) in the Wheelabrator Technologies Inc. Form 10-K for the year ended December 31, 1994.



                              ARTHUR ANDERSEN LLP


New York, New York
November 17, 1995